UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 240.14a-12

ZOOM TELEPHONICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________

(2)
Aggregate number of securities to which transaction applies:
_____________________________________________________________________________________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: _____________________________________________________________________________________________________________________________________________________

(5)	Total fee paid: _____________________________________________________________________________________________________________________________________________________

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: _____________________________________________________________________________________________________________________________________________________

(3)	Filing Party: _____________________________________________________________________________________________________________________________________________________

(4)	Date Filed: _____________________________________________________________________________________________________________________________________________________

ZOOM TELEPHONICS, INC.

207 South Street
Boston, MA 02111

May 13, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Telephonics, Inc. to be held on Thursday, June 30, 2011 at the headquarters of Zoom Telephonics, 207 South Street, Boston, Massachusetts 02111. The location is near South Station in downtown Boston.

A buffet breakfast will be available starting at 9:15 a.m. Eastern time, and the meeting will begin at 10:00 a.m. Some of Zoom’s officers and Directors will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

We recognize that many stockholders may not be able to attend the Annual Meeting in person. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions describing how stockholders can request a paper copy of our proxy materials, including the Proxy Statement, the 2010 Annual Report and a form of proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and in our Proxy Statement. If you change your mind about your proxy at the meeting, you can withdraw your proxy and vote in person.

I look forward to seeing those of you who will be able to attend.

Frank Manning
President

ZOOM TELEPHONICS, INC.

207 South Street
Boston, MA 02111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Telephonics, Inc. will be held on Thursday, June 30, 2011 at 10:00 a.m. Eastern time at Zoom's headquarters located at 207 South Street, Boston, Massachusetts 02111. The meeting will be held for the following purposes:

1.	To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

The Board of Directors has fixed the close of business on May 3, 2011 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the Notice of Internet Availability of Proxy Materials. Any stockholder attending the Annual Meeting may vote in person even if he or she has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Manning
President

Boston, Massachusetts
May 13, 2011

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on
Thursday, June 30, 2011: The Proxy Statement for the Annual Meeting and the Annual Report to
Shareholders for the year ended December 31, 2010 are available at www.edocumentview.com/ZMTP.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF ZOOM A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

ZOOM TELEPHONICS, INC.
PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

Overview of Zoom Telephonics, Inc.

On January 28, 2009, Zoom Technologies, Inc. (“Zoom Technologies”) entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion. In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc. (“Zoom Telephonics”), which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders.

Upon the completion of the spin-off, Zoom Telephonics became a separate publicly-traded company. Zoom Telephonics produces, markets, sells, and supports broadband modems and modem/routers, wireless routers and adapters, dial-up modems, and other communication-related products (the “Communications Business”).

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Telephonics, Inc., for use at the Annual Meeting of Stockholders to be held on Thursday, June 30, 2011 at 10:00 a.m. Eastern time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the headquarters of Zoom located at 207 South Street, Boston, Massachusetts 02111. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”) and to make this proxy statement and Zoom's Annual Report on Form 10-K for the year ending December 31, 2010, available to our shareholders of record entitled to vote at the Annual Meeting on or about May 13, 2011. In this proxy statement we refer to Zoom Telephonics, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on May 3, 2011, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on May 3, 2011 there were outstanding and entitled to vote 5,450,622 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who complete a proxy in accordance with the instructions included in the Notice of Internet Availability and Proxy Material or comply with the voting instructions (“broker non-votes”) but who fail to vote on any proposal will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The five (5) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected Directors of Zoom.

A majority of the votes properly cast at the annual meeting will be necessary to approve any other matter to be acted upon at the annual meeting.

Abstentions and broker “non-votes” will not be included in calculating the number of votes cast on any proposal. Abstentions and broker “non-votes” will not have any effect on the outcome of the vote on the election of any director and will not have any effect on the outcome of the vote on any other proposal.

We do not intend to submit any other proposals to the stockholders at the annual meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the annual meeting. If any other business should properly come before the annual meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote

If you are a shareholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.investorvote.com to complete an electronic proxy card;
●
To vote by proxy over the telephone, dial the toll-free phone number listed on the Notice of Internet Availability of Proxy Materials under the heading “Telephone” and following the recorded instructions; or

●
To vote by written proxy you must request a printed copy of these proxy materials by mail at no cost to you as indicated on the Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it promptly in the envelope.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation with the Secretary of Zoom at Zoom's headquarters, 207 South Street, Boston, Massachusetts 02111, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A Board of five (5) Directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as Directors of Zoom:

●	Frank B. Manning

●	Peter R. Kramer

●	Bernard Furman

●	J. Ronald Woods

●	Joseph J. Donovan

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently Directors of Zoom. In the event that any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a Director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each Director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a Director. The five (5) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected Directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE FIVE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors currently consists of five members. At each meeting of stockholders, Directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors, all of whom have been nominated for re-election.

Name	Age	Principal Occupation	Director Since
Frank B. Manning	62	Chief Executive Officer, President, Acting Chief Financial Officer, and Chairman of the Board of Zoom Telephonics, Inc.	1977
Peter R. Kramer (2)	59	Artist	1977
Bernard Furman (1) (2)	81	Retired	1991
J. Ronald Woods (1)	75	President of Rowood Capital Corp.	1991
Joseph J. Donovan (1)(2)	61	Adjunct Professor at Suffolk University's Sawyer School of Management	2005

(1)	Current members of the Audit Committee and the Nominating Committee.
(2)	Current members of the Compensation Committee.

Frank B. Manning is a co-founder of our company. Mr. Manning has been our president, chief executive officer, and a Director since May 1977.  He has been our acting chief financial officer since May 2010 and has served as our chairman of the board since 1986. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006 Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, our vice president of sales and marketing. From 1999 to 2005 Mr. Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning was a Director of Unity Business Networks, a hosted VoIP service provider, from Zoom's investment in July 2007 until Unity’s acquisition in October 2009. Mr. Manning was also a director of Zoom Technologies, Inc. until November 2010. Mr. Manning’s extensive experience as our Chief Executive Officer, as well as his overall experience and professional skills in electronics and business, enable him to capably serve as Chairman of Zoom’s Board of Directors.

Peter R. Kramer is a co-founder of Zoom and has been a Director of Zoom since May 1977. Mr. Kramer also served as our Executive Vice President from May 1977 until November 2009. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975. From 1999 to 2005 Mr. Kramer was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Kramer was a member of the Board of Directors of Zoom Technologies, Inc. from 1977 until September 2009. Mr. Kramer’s experience as our co-founder and as Executive Vice President with Zoom for over thirty years enables him to bring a well informed perspective to our Board of Directors.

Bernard Furman has been a Director of Zoom since 1991. Mr. Furman, currently retired, has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as a member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988. Mr. Furman was a member of the Board of Directors of Zoom Technologies, Inc. from 1991 until September 2009. Mr. Furman’s service on the Board of Directors of Zoom Technologies for nearly twenty years, his service on our Board of Directors and his experience as a high-level executive of Timeplex, an attorney, and as a consultant to various companies provides our Board of Directors with both in-depth knowledge of our company as well as broad-based experience.

           J. Ronald Woods has been a Director of Zoom since 1991. Since November 2000 Mr. Woods has served as President of Rowood Capital Corp., a private investment Company. From June 1996 to November 2000 Mr. Woods served as Vice President-Investments of Jascan, Inc., a private investment holding company. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a Director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. Prior to that, he worked for Merrill Lynch as a Research Director.  He is a former Governor of the Toronto Stock Exchange.  From 2005 to 2010, Mr. Woods served as a Director of Anterra Corporation, Inc. and as a member of the audit and compensation committees. From 2001 to 2005, Mr. Woods served on the Board of Directors and audit committee of Luke Energy. Mr. Woods also served on the Board of Directors and as chair of the audit committee of Magnus Energy from 2004 to 2006. Mr. Woods was a member of the Board of Directors of Zoom Technologies, Inc. from 1991 until September 2009. Mr. Woods’ service on the Board of Directors of Zoom Technologies for nearly twenty years, his services on our Board of Directors, as well as his financial experience provides our Board of Directors with valuable insight into our financial statements and related matters.

Joseph J. Donovan has been a Director of Zoom since 2005. From March 2004 through September 2009 Mr. Donovan served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, where he was responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a Director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska.  Mr. Donovan was a member of the Board of Directors of Zoom Technologies, Inc. from 2005 until September 2009. Mr. Donovan adds a unique perspective to our Board of Directors which he gained through his experience both as an educator and a leader in the Massachusetts high technology community.

Our Other Executive Officers

The names and biographical information of our current executive officers, who are not members of our Board of Directors, are set forth below:

Name	Age	Position with Zoom
Terry J. Manning	60	Vice President of Sales and Marketing
Deena Randall	57	Vice President of Operations

Terry J. Manning joined us in 1984 and served as corporate communications director from 1984 until 1989, when he became the director of our sales and marketing department. Terry Manning is Frank Manning's brother. Terry Manning earned his BA degree from Washington University in St. Louis in 1974 and his MPPA degree from the University of Missouri at St. Louis in 1977.

Deena Randall joined us in 1977 as our first employee. Ms. Randall has served in various senior positions within our organization and has directed our operations since 1989. Ms. Randall earned her BA degree from Eastern Nazarene College in 1975.

Board of Directors' Meetings, Structure and Committees

The Board of Directors held eight (5) meetings during the year ending December 31, 2010. Each Director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's Directors are encouraged to attend Zoom's annual meeting of stockholders.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. As of December 31, 2010, Messrs. Donovan, Furman and Woods served as the members of each of the Audit and Nominating Committees, and Messrs. Kramer, Donovan and Furman served as the members of the Compensation Committee.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Donovan, Furman and Woods and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Structure of the Board of Directors. Mr. Manning serves as our Chief Executive Officer and Chairman of the Board. The Board of Directors believes that having our Chief Executive Officer serve as Chairman of the Board facilitates the Board of Directors’ decision-making process because Mr. Manning has first-hand knowledge of Zoom’s operations and the major issues facing the company. In addition, the Board of Directors believes this structure makes sense considering the size of Zoom’s operations. This structure also enables Mr. Manning to act as the key link between the Board of Directors and other members of management. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The audit committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The audit committee also assesses economic and business risks and monitors compliance with ethical standards. The compensation committee identifies and oversees risks associated with our executive compensation policies and practices.

Audit Committee. Messrs. Donovan, Furman and Woods are currently the members of the Audit Committee. The Board of Directors has determined that Mr. Woods qualifies as an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoomtel.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held five (5) meetings during 2010. See "Audit Committee Report" below.

Compensation Committee. Messrs. Kramer, Donovan and Furman are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Compensation Committee did not hold any meetings during 2010.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the 2009 Stock Option Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted. Mr. Manning, Zoom’s President and a Director of Zoom, made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Mr. Manning did not participate in any deliberation or vote establishing his compensation.

Nominating Committee. Messrs. Donovan, Furman, and Woods are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as Directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other Directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for Director for election at the 2011 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director."

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Nominating Committee did not hold any meetings during 2010.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited financial statements for the year ended December 31, 2010. The Audit Committee has also discussed with Marcum LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2010, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP that firm’s independence.  The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2010.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited financial statements for 2010 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2010.

Audit Committee:
Joseph J. Donovan
Bernard Furman
J. Ronald Woods

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires us to disclose in our proxy statement any transaction in which the amount involved exceeds the lesser of (i) $120,000, or (ii) one percent of the average of Zoom’s total assets at year end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

On January 28, 2009, Zoom Technologies, Inc. (“Zoom Technologies”) entered into a Share Exchange Agreement (the “Agreement”) with Tianjin Tong Guang Group Digital Communication Co., Ltd (“TCB Digital”), TCB Digital’s majority shareholder, Gold Lion Holding Limited (“Gold Lion”) and Lei Gu (“Gu”), a shareholder of Gold Lion. On May 12, 2009, the parties amended the Agreement to, among other actions, add Songtao Du (“Du”), a shareholder of Gold Lion, as a party to the Agreement. On September 22, 2009, pursuant to the Agreement, Zoom Technologies acquired all the outstanding shares of Gold Lion. In addition, as part of the transaction, Zoom Technologies spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc. (“Zoom Telephonics”), which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders.

Upon the completion of the spin-off, Zoom Telephonics became a separate publicly-traded company. Zoom Telephonics produces, markets, sells, and supports broadband modems and modem/routers, wireless routers and adapters, dial-up modems, and other communication-related products (the “Communications Business”).

Following Zoom Technologies’ distribution of Zoom Telephonics’ common stock to Zoom Technologies’ stockholders, Zoom Telephonics continues to have a relationship with Zoom Technologies as a result of the agreements the parties entered into in connection with the distribution and a subsequent agreement relating to zoom.com and certain trademark rights. Zoom Telephonics entered into agreements with Zoom Technologies to govern the terms of the spin-off and to define Zoom’s ongoing relationship following the spin-off, allocating responsibility for obligations arising before and after the spin-off, including obligations with respect to liabilities relating to Zoom Technologies’ business, Zoom’s employees and taxes. Zoom entered into these agreements with Zoom Technologies while Zoom was still a wholly owned subsidiary of Zoom Technologies, and certain terms of these agreements are not necessarily the same as could have been negotiated between independent parties.

The following descriptions are summaries of the terms of the agreements. Copies of these agreements have been filed as exhibits to Zoom’s Form 10-K filed with the Securities and Exchange Commission on March 29, 2011 and the summaries of such agreements are qualified in their entirety by reference to the full text of such agreements. Zoom encourages you to read, in their entirety, each of the material agreements.

Separation and Distribution Agreement

On May 12, 2009, Zoom Technologies and Zoom entered into a Separation and Distribution Agreement. The Separation and Distribution Agreement sets forth the terms of the spin-off. Pursuant to the Separation and Distribution Agreement, Zoom Technologies, Inc. spun off its then-current business, which consisted of its ownership of Zoom Telephonics, Inc., which held substantially all of Zoom Technologies’ assets and liabilities, by issuing a dividend of the Zoom Telephonics’ shares to its stockholders. Pursuant to the Separation and Distribution Agreement, Zoom received all rights in and use of the name Zoom and all other trademarks owned by Zoom and by Zoom Technologies prior to the spin-off, subject to a license agreement to be entered into by Zoom Telephonics and TCB Digital. With limited exceptions, Zoom agreed to indemnify Zoom Technologies and Zoom Technologies’ post-spin-off officers and directors for the liabilities of Zoom Technologies or Zoom prior to the dividend distribution date. Pursuant to the Separation and Distribution Agreement, Zoom Technologies has agreed that it will continue to recognize the options outstanding pursuant to its equity benefit plans without regard to the requirements in such options that the recipients provide services to Zoom Technologies.

           Spin-off of Assets and Liabilities. The Separation and Distribution Agreement identifies assets and liabilities to spin-off with Zoom Telephonics and contracts to be assigned to us as part of the separation of Zoom Technologies into two independent companies, and describes when and how these changes, assumptions and assignments will occur. In particular, the Separation and Distribution Agreement provides that, subject to the terms and conditions contained in the Separation and Distribution Agreement:

●
All of the assets and liabilities associated or primarily used in connection with the Communications Business of Zoom Technologies (consisting of substantially all of Zoom Technologies’ assets and liabilities) will be to the property of Zoom, including all of Zoom’s intellectual property assets, subject to the License Agreement, and other assets and liabilities of Zoom.

●	Zoom’s leases for the facilities located in Boston, Mexico and the United Kingdom were transferred to Zoom.

●
Except as expressly set forth in the Separation and Distribution Agreement or any ancillary agreement, all assets were spun-off to Zoom on an “as is,” “where is” basis and so long as it is in compliance with the terms of the Separation and Distribution Agreement, Zoom bears the economic and legal risks that any conveyance will prove to be insufficient to vest in us good title, free and clear of any security interest, that any necessary consents or government approvals are not obtained and that any requirements of laws or judgments are not complied with.

The Distribution. The Separation and Distribution Agreement governs the rights and obligations of the parties regarding the distribution. Prior to the distribution, Zoom Technologies distributed to its shareholders as a stock dividend the number of shares of Zoom common stock distributable in the distribution. Zoom Technologies caused the distribution agent to distribute to Zoom Technologies stockholders that held shares of Zoom Technologies common stock as of the record date all the issued and outstanding shares of Zoom common stock.

Legal Matters. Except as otherwise set forth in the Separation and Distribution Agreement, Zoom assumed the liability for, and control of, all pending and threatened legal matters related to Zoom’s business or assumed liabilities and agreed to indemnify Zoom Technologies for any liability arising out of or resulting from such assumed legal matters. Each party to a claim agreed to cooperate in defending any claims against the other party for events that took place prior to, on or after the date of separation.

Insurance. The Separation and Distribution Agreement requires that Zoom be responsible for insurance coverage related to the Communications Business for the period from and after the separation and distribution. The parties agreed to cooperate with respect to the administration of insurance policies, the obligations of the parties to report claims under existing insurance policies for occurrences prior to the separation and share information concerning such claims.

Other Matters. Other matters governed by the Separation and Distribution Agreement include, among others, access to financial and other records and information, legal privilege, confidentiality and resolution of disputes between the parties relating to the Separation and Distribution Agreement and the ancillary agreements and the agreements and transactions contemplated thereby.

License Agreement

Concurrently with the separation from Zoom Technologies, Zoom entered into a License Agreement with TCB Digital relating to some Zoom intellectual property. Pursuant to the License Agreement, Zoom granted TCB Digital an exclusive license to use the ZOOM Marks (as defined in the License Agreement) as trademarks, service marks or trade names solely in connection with those goods and services specifically listed in Exhibit A of the License Agreement for the territories set forth in Exhibit A of the License Agreement, subject to and in accordance with the terms and conditions of the License Agreement. Moreover, pursuant to the License Agreement, TCB Digital will accept the licensed ZOOM Marks and shall use the ZOOM Marks subject to Zoom’s control.

Share Ownership

In addition, some of Zoom’s officers and directors own shares of Zoom Technologies common stock or options to acquire additional shares of Zoom Technologies common stock because of their prior employment relationship with Zoom Technologies or their service on the Board of Zoom Technologies. Ownership of Zoom Technologies common stock and options to acquire Zoom Technologies common stock could create or appear to create conflicts of interest for such officers and directors when faced with decisions that could have disparate implications for Zoom Technologies and Zoom.

Transfer of Zoom.com

On October 18, 2010, Zoom entered into a series of agreements with Jiangsu Leimone Electronics Co., Ltd. (“Jiangsu Leimone”), a wholly-owned subsidiary of Zoom Technologies, pursuant to which the Zoom transferred its rights to the “zoom.com” domain name to Jiangsu Leimone and granted certain trademark rights to Jiangsu Leimone in exchange for 80,000 shares of common stock of Zoom Technologies, Inc.  A description of each of the agreements entered into as part of this transaction is included below.

On October 18, 2010, Zoom entered into a Binding Letter Agreement (the “Letter Agreement”) with Jiangsu Leimone, Zoom Technologies, and Tianjin Tong Guang Group Digital Communication Co. Ltd (“TCB Digital”).  Under the terms of the Letter Agreement, Zoom and TCB Digital agreed to terminate the License Agreement by and between Zoom and TCB Digital dated January 28, 2009, as of the date of the Letter Agreement.  In addition, Zoom agreed to provide Zoom Technologies with a limited right of first refusal in the event Zoom determines in the future to sell any of the trademarks identified in the Letter Agreement.

Pursuant to the Letter Agreement, in exchange for Zoom entering into the Letter Agreement as well as the agreements described below, Zoom Technologies agreed to issue Zoom 80,000 shares of common stock of Zoom Technologies.  The shares of common stock issued to Zoom are restricted securities and are subject to the following restrictions on transfer:  (i) up to 20,000 shares may be transferred after the six month anniversary of the date of the Letter Agreement; (ii) up to 40,000 shares may be transferred after the nine month anniversary of the date of the Letter Agreement; (iii) up to 60,000 shares may be transferred after the twelve month anniversary of the date of the Letter Agreement; and (iv) all 80,000 shares may be transferred after the fifteenth month anniversary of the date of the Letter Agreement.

On October 18, 2010, Zoom entered into a Domain Assignment and Transfer Agreement with Jiangsu Leimone pursuant to which Zoom transferred its rights to the “zoom.com” domain name to Jiangsu Leimone.

On October 18, 2010, Zoom entered into a Trademark Purchase and Assignment Agreement with Jiangsu Leimone pursuant to which Zoom assigned its rights to certain trademarks in the People’s Republic of China to Jiangsu Leimone.  On the same date Zoom and Jiangsu Leimone entered into a License Back Agreement in the People’s Republic of China pursuant to which the Jiangsu Leimone granted Zoom a non-exclusive license to use such trademarks in the People’s Republic of China in connection with Zoom’s goods and services.

For countries other than China, Zoom has retained ownership of the  trademarks.  Pursuant to a License Agreement with Jiangsu Leimone dated October 18, 2010, Zoom granted Jiangsu Leimone an exclusive, perpetual license to use certain of the trademarks worldwide (except for the People’s Republic of China) in connection with Jiangsu Leimone’s goods and services.

Other than as described above, since January 1, 2009, Zoom has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between Zoom and any related person would need to be approved by our Audit Committee prior to us entering into such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 8, 2011 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's Directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current Directors and executive officers as a group.

On April 8, 2011 there were 5,450,622 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name (1)	Number of Shares Beneficially Owned	% of Common Stock

Frank B. Manning(2)	749,249	12.1%

Peter R. Kramer(3)	147,072	2.6%

Bernard Furman(4)	80,400	1.5%

J. Ronald Woods(5)	31,200	*

Joseph J. Donovan(6)	30,000	*

Terry J. Manning(7)	64,342	1.2%

Deena Randall(8)	52,500	*

All current Directors and Executive
Officers as a group (7 persons) (9)	1,154,763	21.2%

*Less than one percent of shares outstanding.

(1)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Telephonics, Inc., 207 South Street, Boston, MA 02111.

(2)
Includes 120,000 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011. Includes 120,673 shares held by Mr. Frank B. Manning's daughter, as to which he disclaims beneficial ownership.

(3)	Includes 30,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(4)	Includes 30,000 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(5)	Includes 30,000 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(6)	Includes 30,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(7)	Includes 45,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(8)	Includes 52,500 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.
(9)
Includes an aggregate of 337,500 shares that the current Directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 8, 2011.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2009 and December 31, 2010 for our principal executive officer and our other two most highly compensated executive officers who was serving as executive officers on December 31, 2010. We refer to these officers as our named executive officers. The Summary Compensation Table includes compensation received by the named executive officers from Zoom Technologies, Inc., prior to the spin out of Zoom Telephonics on September 22, 2009.

Name and Principal Position	Year	Salary		Option Awards (1)		All Other Compensation (2)		Total

Frank B. Manning, Chief Executive Officer	2010 2009	$ $	129,272 129,272	$ $	0 38,650	$ $	1,719 1,711	$ $	130,991 169,633
Deena Randall Vice President of Operations	2010 2009	$ $	128,336 128,336	$ $	0 22,724	$ $	582 575	$ $	128,918 151,635
Terry J. Manning Vice President of Sales and Marketing	2010 2009	$ $	123,500 123,500	$ $	0 19,612	$ $	573 566	$ $	124,073 143,678

(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 9 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. These options are incentive stock options issued under the 2009 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)
For 2010, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,369,  Mr. Terry Manning $223 and Ms. Randall $232; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer. For 2009, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,361, Mr. Terry Manning $216 and Ms. Randall $225; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options for each named executive officer as of December 31, 2010.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (1)		Option Exercise Price		Option Expiration Date
	Exercisable Options	Unexercisable Options (2)
Frank B. Manning	100,000 --	-- 20,000	$ $	0.53 0.53	12/10/2014 12/10/2014
Deena Randall	52,500	--		$0.53	12/10/2014
	--	17,500		$0.53	12/10/2014
Terry Manning	45,000	--		$0.53	12/10/2014
	--	15,000		$0.53	12/10/2014

(1)	All options set forth in the above table were granted on December 10, 2009 under the 2009 Stock Option Plan,
(2)
These options vest in equal quarterly installments on each six-month anniversary of the date of grant provided the holder of the option remains employed by Zoom.   They become fully vested on December 10, 2011

Option Exercises

None of our named executive officers exercised any stock options during the fiscal year ended December 31, 2010.

Employment, Termination and Change of Control Agreements

           On December 8, 2009 Zoom entered into severance and change of control agreements for each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

Under the terms of each agreement, if a named executive officer is terminated by Zoom for any reason other than for cause, such named executive officer will receive severance pay in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two and all outstanding stock options issued on or after September 22, 2009 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination.

Under the terms of each agreement, each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted to the named executive officer on or after September 22, 2009 will become immediately vested.

Potential Termination and Change-in Control Payments

As of December 31, 2010 in the event a named executive officer is terminated by Zoom for any reason other than cause or a change-in-control or liquidation of Zoom the named executive officer would receive the following cash payments: Mr. Frank Manning $42,262; Ms. Randall $41,966 and Mr. Terry Manning $32,062. These amounts represent the greater of three months salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Frank Manning $64,636; Ms. Randall $64,183 and Mr. Terry Manning $61,750. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued on or after September 22, 2009 would become immediately vested. As of December 31, 2010, the acceleration of vesting had no value because the exercise price of all outstanding options was greater than then fair market value of the common stock.

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)	All Other Compensation	Total
Bernard Furman	$2,000	$3,153	−	$5,153
J. Ronald Woods	$2,000	$3,153	−	$5,153
Joseph J. Donovan	$2,000	$3,153	−	$5,153
Peter R. Kramer	$2,000	$3,153	−	$5,153

(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Directors Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 8 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)	As of December 31, 2010, each non-employee Director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Bernard Furman	22,500
J. Ronald Woods	22,500
Joseph J. Donovan	22,500
Peter R. Kramer	22,500

(3)	The number of shares underlying stock options granted to each non-employee Director in 2010 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2010	Grant Date Fair Value of Stock Option Grants in 2010
Bernard Furman	01/10/10 07/10/10	7,500 7,500	$ $	1,898 1,255
J. Ronald Woods	01/10/10 07/10/10	7,500 7,500	$ $	1,898 1,255
Joseph J. Donovan	01/10/10 07/10/10	7,500 7,500	$ $	1,898 1,255
Peter R. Kramer	01/10/10 07/10/10	7,500 7,500	$ $	1,898 1,255

Each non-employee Director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the Director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee Director of Zoom may be granted stock options under Zoom's 2009 Directors Stock Option Plan, as amended (the "Directors Plan"). The Directors Plan provides in the aggregate that 400,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2010 Messrs. Furman, Woods, Donovan and Kramer each received options to purchase 15,000 shares of Common Stock at a weighted average exercise price of $0.31 per share.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2011. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions. Marcum LLP was Zoom’s independent registered public accounting firm for the year ended December 31, 2010.

 Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Change in Accountants

UHY LLP informed us on April 19, 2010 that effective April 16, 2010, its New England practice was acquired by Marcum LLP. UHY also informed us that, as a result of this transaction, it declined reappointment as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

UHY audited our financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on our financial statements for those years did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope, or accounting principles, except for a modification for a going concern uncertainty.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

UHY has issued a letter dated April 20, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2010.

Our audit committee accepted the resignation of UHY and appointed Marcum LLP as our independent registered public accounting firm effective April 19, 2010. Prior to such appointment, Zoom had not consulted with Marcum LLP with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The firm of Marcum LLP acted as our principal independent registered public accounting firm for fiscal year 2010. They have served as our independent auditors since April 16, 2010.  The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal year ended December 31, 2010.

FEE CATEGORY	2009	2010
Audit fees (1)	$––	$123,500
Audit-related fees (2)	––	3,000
Tax fees (3)	––	––
Total fees	$––	$126,500

The firm of UHY LLP acted as our principal independent registered public accounting firm for fiscal year 2009.  The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by UHY LLP for the fiscal year ended December 31, 2009 and subsequently to April 16, 2010.

FEE CATEGORY	2009	2010
Audit fees (1)	$124,700	$––
Audit-related fees (2)	24,650	7,400
Tax fees (3)	––	––
Total fees	$149,350	$7,400
———————
(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s financial statements and review of the interim  financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s financial statements and are not reported under "Audit Fees".  For 2009, consists of fees for products and services related to the 2009 merger and spin-out transaction.  For 2010, fees are related to the 2010 stock rights offering.

(3)	Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. Neither UHY LLP or Marcum LLP have performed tax services for the Company.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2010, no services were provided to us by Marcum LLP other than in accordance with the pre-approval procedures described herein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom Directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2010. Based solely on a review of the copies of such forms and amendments thereto received by it, Zoom believes that during the year ending December 31, 2010, all executive officers, Directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements except that each Director failed to file a Form 4 on a timely basis to report a single transaction.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoomtel.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2012 Annual Meeting of Stockholders must be received by Zoom no later than January 16, 2012. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to make a proposal at Zoom's 2012 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than April 10, 2012. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for Director at Zoom's 2012 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoomtel.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's Directors regarding Zoom may write to the Director c/o Investor Relations, Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111. Investor Relations will forward these communications directly to the Director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2010, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Telephonics, Inc., 207 South Street, Boston, Massachusetts 02111, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND IN THIS PROXY STATEMENT.

By order of the Board of Directors

Frank B. Manning, President

Boston, Massachusetts
May 13, 2011

Appendix A
ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 30, 2011

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 13, 2011, and hereby appoints Frank Manning and Kerry Smith, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Thursday, June 30, 2011 at 10:00 A.M. Eastern time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.edocumentview.com/ZMTP.

DETACH PROXY CARD HERE
v    v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF MARCUM LLP.

1. Election of Directors:	☐	FOR ALL NOMINEES except as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for all nominees

Nominees: FRANK B. MANNING, PETER R. KRAMER, JOSEPH J. DONOVAN, BERNARD FURMAN, AND J. RONALD WOODS

Vote withheld from the following Nominee(s): ______________________________________________________________________________

Note: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

2. To ratify the appointment of Marcum LLP as Zoom Telephonic, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.

Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
——————————————